VAN ECK ASIA INFRASTRUCTURE FUND
                        --------------------------------
                               1995 ANNUAL REPORT


Dear Fellow Shareholder:

The Asian stock markets turned in mixed results in 1995. The declining U.S. interest rate environment was a positive influence, particularly for Hong Kong and some of the larger markets. The Mexican peso crisis, economic overheating and the collapse of Barings PLC, however, had a negative impact on the region, especially in the beginning of the year. Although the early part of the year was difficult, attractive valuations have helped to lure foreign institutional capital back to the region. The net result was positive gains by the end of the year for your Fund. The Asia Infrastructure Fund (the "Fund") rose 7.5% compared to the sector average of 6.5% for the twelve months ended December 31, 1995.*

Although we have seen volatility in several of the Asian markets, the Fund focuses on leading infrastructure companies with solid earnings and track records, which is evidenced by the Fund's positive return for 1995. The bulk of the Fund's holdings are in Hong Kong and Indonesia.

MARKET REVIEW
HONG KONG
The Hong Kong market gained over 18% in U.S. dollar terms after a difficult 1994 as the volatility of the Asian markets caused investors and foreign funds to focus on the region's most liquid and easily accessible market. During the second half of the year, stock prices consolidated as public sentiment soured somewhat due to strained Sino-U.S. relations over Taiwan, human rights issues and a slowing domestic economy. Later in 1995, the U.S. Federal Reserve Board again lowered interest rates, which resulted in some investor attention being redirected to Hong Kong where the currency is pegged to the U.S. dollar. The strong finish for the year reflects the opportunistic outlook of investors positioning their portfolios for 1996 and an improving Chinese economy.

In Hong Kong, during the second half of the year we reduced the Fund's holdings in Wing Fai International. This company is involved in the development of the Hong Kong Airport, currently the world's largest infrastructure project. As a result of stock price volatility, we decided to diversify these holdings. Accordingly, we have added Cathay Pacific Airlines and New World Infrastructure because of their exposure to development and expansion opportunities in China. Cathay Pacific is one of the world's fastest growing airlines. New World Infrastructure is involved in developing and operating bridges, tunnels, roads, port terminals and power stations.

SINGAPORE
Strong year-end performance helped the Singapore market close with a gain of 5%. Despite strong GDP growth throughout the year, the property sector languished on fears of peaking real estate prices. The finance sector underperformed because of high exposure to the property market and the resulting concerns of lower profit margins. Later in the year, the market was boosted by U.S. interest rate cuts and increased activities in mergers and acquisitions. Core holdings of Singapore Airlines continue to be maintained as opportunities for this company abound throughout the region.

MALAYSIA
The Malaysian stock market ended the year with a positive return of 4%. Although GDP growth was at 9%, there were concerns of economic overheating, a widening account deficit, rising interest rates and disappointing corporate earnings that held back performance of this market.

In Malaysia, existing positions were sold to refocus the Fund in the telecommunications sector. Specifically, we purchased FCW Holdings, a supplier of telecommunications equipment and manufacturer of cable and conductors for the power industry, and Metacorp, a company involved in the building and operating of toll roads in Kuala Lumpur, the capital of Malaysia. The portfolio also added Wing Tiek, a leading supplier of iron and steel products to the construction industry.

THAILAND
1995 was a difficult year for the Thai market, which was down 5.7%. Concerns of economic overheating and political infighting negatively impacted this market. In addition, a booming investment climate caused Thailand's current account deficit to expand by over 30% during the year. This resulted in nervousness among institutional investors and uncertainty over how the government, known for its expansionary policies, would tackle the mounting economic problems. We believe that signs of monetary easing, positive political reshuffling and increased interest on the part of foreign investors will result in a positive market for 1996.

INDONESIA
The Indonesian market was up 7.5% for the year despite high volatility. The liquidity issue improved, largely due to the successful completion of the public offering for P.T. Telecom, a large domestic telephone company. We believe economic growth looks strong, which should increase the level of foreign direct investment. Although there are concerns of economic overheating, policies and deregulation packages recently put into place should result in sustainable growth.

PHILIPPINES
The Philippine market closed down 11.8%, primarily attributable to disappointing corporate earnings and a sharp rise in inflation. In the coming year, economic growth should be on the upswing due to improving export business. Core holdings of Philippine Long Distance Telephone Company continue to be maintained as this company continues to benefit from infrastructure development throughout the region.

INFRASTRUCTURE REVIEW
Telecommunications is the sector with the heaviest weighting of the portfolio at 25%. We believe the modernization and connectivity of Asia should continue at an extremely rapid pace. For example, the Fund benefited from the strong returns of Advanced Information Services Public Company in Thailand despite the overall poor performance of the Thai market. This company is engaged in telecommunications, focusing on a diverse product set, from paging to data communications. Currently they have a twenty-year concession as the exclusive operator of a 900 Mhz band cellular communications license that can accommodate significant amounts of communications traffic. Its future is very promising as it expands throughout the region.

In 1995, your Fund added positions in Indosat and Bimantara Citra, two major telecommunications companies based in Indonesia that are key players in one of the world's fastest growing telecommunications markets. Bimantara, added to the Fund in June, has performed well due to broad exposure to broadcasting, satellite communications and international and cellular telecommunications. Indosat, which we believe has a strong long-term outlook, was negatively impacted due to the PT Telecom public offering in November. The long-term outlook for telecommunications in Indonesia is exciting, in our opinion. The government has embarked on a fast-track program that calls for an additional five million phone lines in the next five years. Both Bimantara Citra and Indosat will be direct beneficiaries.

THE OUTLOOK
In 1996, we believe the Asian stock market will be strong, particularly in light of the current high level of the U.S. market. In our opinion, investors who want to diversify should return to Asia given the generally attractive valuations available, the relative recent underperformance and the potential for great opportunity. We believe Asia will be very attractive because of the region's projected long-term growth rate of between 6-8% and the positive global equity outlook. Development in the region should continue, with the infrastructure sector as a major beneficiary.

We appreciate your participation in the Asia Infrastructure Fund and we look forward to helping you meet your investment objectives in the future.





/s/John C. van Eck            /s/Peter Soo
Chairman                      Portfolio Manager
January 25, 1996

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/95
--------------------------------------------------------------------------------
                           AFTER MAXIMUM
AVERAGE ANNUAL             SALES CHARGE     BEFORE
TOTAL RETURN               OF 4.75%         SALES CHARGE
---------------------------------------------------------------
A shares-1 year              2.4%             7.5%
---------------------------------------------------------------
Life (since 8/3/94)        (16.6)%          (13.6)%
---------------------------------------------------------------

The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.
The Advisor is currently waiving certain expenses on the Fund. Had the Fund incurred expenses, investment returns would have been reduced.
* among 15 Asia-oriented funds according to Micropal, Inc., a mutual fund evaluation service.

                            ASIA INFRASTRUCTURE FUND
                     INVESTMENT PORTFOLIO DECEMBER 31, 1995
--------------------------------------------------------------------------------

No. of Shares      Securities (a)                Value(Note)
------------------------------------------------------------

HONG KONG: 31.8%
    60,000   Cathay Pacific Airways              $  91,561
    20,000   New World Infrastructure+              38,280
 1,000,000   Wing Fai International                 94,407
                                                 ---------
                                                   224,248
                                                 ---------
INDONESIA: 21.4%
    50,000   P.T. Bimantara Citra "F"+              41,548
    15,000   P.T. Indosat "F"                       54,450
    20,000   P.T. Ometraco Corporation "F"           9,731
    16,000   P.T. Semen Gresik "F"                  44,785
                                                 ---------
                                                   150,514
                                                 ---------
MALAYSIA: 16.3%
    12,800   FCW Holdings Bhd.                      23,392
    10,000   Metacorp Bhd.                          25,994
    30,000   Petronas Gas Bhd. Warrant+             48,681
     4,000   Wing Tiek Holdings Bhd.                16,699
                                                 ---------
                                                   114,766
                                                 ---------
PHILIPPINES: 5.8%
       750   Philippine Long Distance
               Telephone Co.                        40,769
                                                 ---------

SINGAPORE: 13.2%
    10,000   Singapore Airlines Ltd. "F"            93,333
                                                 ---------

THAILAND: 11.5%
     2,400   Advanced Info Services "F"           $ 42,493
       700   Siam Cement Public Co., Ltd. "F"       38,793
                                                 ---------
                                                    81,286
                                                 ---------
TOTAL STOCKS AND WARRANTS: 100%
  (Cost $745,068)                                 $704,916
                                                 =========



SUMMARY OF INVESTMENTS BY INDUSTRY          % OF PORTFOLIO
----------------------------------------------------------
Air Transport                                       12.99%
Airlines                                            13.24%
Building Materials                                   2.37%
Cement                                              11.86%
Diversified                                          1.38%
Engineering & Construction                          22.51%
Manufacturing                                        3.32%
Natural Gas                                          6.90%
Telecommunications                                  25.43%
                                                 ---------
                                                   100.00%
                                                 =========
----------
(a) Unless otherwise indicated, securities owned are shares of common stock. F - Foreign registry.
+   Non-income producing.


                       See Notes to Financial Statements.

                  ASIA INFRASTRUCTURE FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
ASSETS:
Investments at value (cost, $745,068) (Note 1)                     $   704,916
Cash                                                                    18,437
Receivables:
  Dividends                                                                132
  Securities sold                                                          734
  From Advisor                                                          46,210
Deferred organization cost                                              23,581
Other assets                                                               177
                                                                    ----------
      Total assets                                                     794,187
                                                                    ----------
LIABILITIES:
Payables:
  Capital shares redeemed                                                   28
  Organization costs payable                                            25,871
  Accounts payable                                                      29,445
                                                                    ----------
      Total liabilities                                                 55,344
                                                                    ----------
NET ASSETS                                                          $  738,843
                                                                    ==========
CLASS A
Net asset value and redemption price per share
  ($737,718/97,464)                                                      $7.57
                                                                         =====
Maximum offering price per share
  (NAV/(1-maximum sales commission))                                     $7.95
                                                                         =====
CLASS C
Net asset value and redemption price per share ($1,125/149) (Redemptions may be subject to a contingent deferred sales charge
  within the first year of ownership)                                    $7.55
                                                                         =====
Net assets consist of:
  Aggregate paid in capital                                         $1,218,693
  Unrealized depreciation of investments
      and foreign currency                                             (40,145)
  Cumulative realized losses                                          (439,705)
                                                                    ----------
                                                                    $  738,843
                                                                    ==========
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1995
INCOME:
Dividends (less foreign taxes withheld of $1,159)                     $ 21,337

EXPENSES:
Management (Note 2)                              $   7,143
Distribution Class A (Note 4)                        4,736
Distribution Class C (Note 4)                           53
Administration                                       2,815
Transfer agency                                     26,838
Custody                                              2,125
Registration                                         8,886
Professional                                        18,750
Reports to shareholders                              3,671
Amortization of deferred organization                6,563
Other                                                4,456
                                                 ---------
                                                    86,036
Expenses assumed by the Advisor (Note 2)           (69,681)
                                                 ---------
      Total expenses                                                    16,355
                                                                      --------
      Net investment income                                              4,982

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (NOTE 3)
Realized loss from security transactions
  (excluding short-term securities):
  Proceeds from sales                            1,174,857
  Cost of securities sold                        1,254,917
                                                 ---------
      Realized loss                                                    (80,060)
Realized loss from foreign currency transactions                        (3,516)
Change in unrealized depreciation of investments
  and foreign denominated receivables and payables                     176,494
                                                                      --------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                     $ 97,900
                                                                      ========

STATEMENTS OF CHANGES IN NET ASSETS

                                            FOR THE YEAR      FOR THE PERIOD
                                                ENDED         AUGUST 3, 1994+
                                            DECEMBER 31,            TO
                                                1995         DECEMBER 31, 1994
                                            ------------     -----------------

INCREASE IN NET ASSETS:
  Operations:
    Net investment income                     $    4,982           $  30,386
    Realized loss from
      security transactions                      (80,060)           (354,201)
    Realized loss from foreign
      currency transactions                       (3,516)            (19,359)
    Change in unrealized depreciation
      of investments and foreign
      denominated receivables and
      payables                                   176,494            (216,639)
                                              ----------          ----------
    Decrease in net assets resulting
      from operations                             97,900            (559,813)
                                              ----------          ----------
  Dividends to shareholders from:
    Net investment income:
      Class A Shares                                  --             (24,646)
      Class C Shares                                  --                (327)
                                              ----------          ----------
                                                      --             (24,973)
                                              ----------          ----------
                                                  97,900            (584,786)
                                              ----------          ----------
  Capital share transactions:
    Net proceeds from sales of shares:
      Class A Shares                             948,369           7,717,794
      Class C Shares                               9,523              16,387
                                              ----------          ----------
                                                 957,892           7,734,181
                                              ----------          ----------
    Reinvestment of dividends:
      Class A Shares                              19,074                  --
      Class C Shares                                 325                  --
                                              ----------          ----------
                                                  19,399                  --
                                              ----------          ----------
    Cost of shares reacquired:
      Class A shares                          (1,366,575)         (6,099,082)
      Class C shares                             (20,086)                 --
                                              ----------          ----------
                                              (1,386,661)         (6,099,082)
                                              ----------          ----------
    Increase (decrease) in net assets resulting
      from capital share transactions           (409,370)          1,635,099
                                              ----------          ----------
      Total increase (decrease) in net assets   (311,470)          1,050,313
NET ASSETS:
  Beginning of period                          1,050,313                 --
                                              ----------          ----------
  End of period (including accumulated
    distributions in excess of net investment
    income of 0 and $4,348, respectively)     $  738,843          $1,050,313
                                              ==========          ==========

SHARES OF BENEFICIAL INTEREST ISSUED
  AND REDEEMED (UNLIMITED NUMBER OF
  $0.001 PAR VALUE SHARES AUTHORIZED)
      CLASS A
      Shares sold                                144,304             836,254
      Reinvestment of dividends                    2,709                  --
                                              ----------          ----------
                                                 147,013             836,254
      Shares reacquired                         (196,986)           (688,817)
                                              ----------          ----------
      Net increase (decrease)                    (49,973)            147,437
                                              ==========          ==========
      CLASS C
      Shares sold                                  1,475               1,720
      Reinvestment of dividends                       46                  --
                                              ----------          ----------
                                                   1,521               1,720
      Shares reacquired                           (3,092)                 --
                                              ----------          ----------
      Net increase (decrease)                     (1,571)              1,720
                                              ==========          ==========
-----------------
+     Commencement of operations.

                       See Notes to Financial Statements.

                            ASIA INFRASTRUCTURE FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

                                                                   CLASS A                           CLASS C
                                                       -------------------------------  --------------------------------

                                                      FOR THE YEAR    FOR THE PERIOD    FOR THE YEAR     FOR THE PERIOD
                                                          ENDED     AUGUST 3, 1994 (A)      ENDED     OCTOBER 14, 1994 (A)
                                                      DECEMBER 31,          TO          DECEMBER 31,           TO
                                                          1995       DECEMBER 31, 1994      1995        DECEMBER 31, 1994
                                                       -----------   -----------------   -----------   ------------------

Net Asset Value, Beginning of Period                     $7.04           $9.53              $7.04             $9.53
                                                        ------          ------             ------            ------
Income from Investment Operations:
Net Investment Income                                     0.04+           0.18+              0.05+             0.06
Net Gain (Loss) on Securities (both realized and
  unrealized)                                             0.49            (2.50)             0.46             (2.36)
                                                        ------          ------             ------            ------
Total from Investment Operations                          0.53           (2.32)              0.51             (2.30)
                                                        ------          ------             ------            ------
Dividends from Net Investment Income                       --            (0.17)               --              (0.19)
                                                        ------          ------             ------            ------
Net Asset Value, End of Period                           $7.57           $7.04              $7.55             $7.04
                                                        ======          ======             ======            ======
Total Return (b)                                         7.53%          (24.3%)             7.24%            (24.1%)
--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)                           $738          $1,038                 $1               $12
Ratio of Expenses to Average Net Assets (c)              1.72%           0.28%*             1.26%             1.02%*
Ratio of Net Investment Income to Average Net Assets     0.52%           1.78%*             0.64%             4.15%*
Portfolio Turnover Rate                                    90%            147%                90%              147%

-----------
(a) Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
(c) The expense ratios for Class A shares and Class C shares would have been 8.29%, 2.71%, 141.85%, and 24.29%, respectively if the expenses were not assumed by the Advisor.
*   Annualized.
+   Based on average shares outstanding.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES:
Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Asia Infrastructure Fund series, a non-diversified fund (the "Fund") of the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. SECURITY VALUATION -- Securities traded on national or foreign exchanges are valued at the last sales prices reported at the close of business on the last day of the period. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations are valued at cost which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES -- It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION -- Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. Dollars at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on other foreign denominated assets and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. OTHER-- Security transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are

                            ASIA INFRASTRUCTURE FUND
--------------------------------------------------------------------------------
    primarily due to differing treatments for foreign currency transactions, passive foreign investment companies, net operating losses, and post-October capital losses. The effect of these differences for the year ended December 31, 1995 was a decrease in accumulated distribution in excess of net investment income by $634, a decrease in paid in capital by $7,036, and decrease in cumulative realized losses by $7,670.

E. DEFERRED ORGANIZATION COSTS -- Deferred organization costs are being amortized over a period not exceeding five years.

NOTE 2 -- Van Eck Associates Corporation (the "Advisor") earned fees of $7,143 for investment management and advisory services. The fee is based on an annual rate of .75 of 1% of the Fund's average daily net assets. Van Eck Associates Corporation also earns fees for accounting and administrative services. The fee is based on an annual rate of .25 of 1% of the Fund's average daily net assets. AIG Asset Management, Inc., the sub-investment advisor, earns fees for investment management. The fee is based on an annual rate of .50 of 1% of the Fund's average daily net assets and is paid by the Advisor from the advisory fees it receives from the Fund. For the period January 1, 1995 to April 12, 1995 Van Eck Associates Corporation agreed to assume for Class A shares the distribution expenses in excess of 0.25 of 1% of average daily net assets of Class A shares. Van Eck Associates Corporation also agreed to waive its management fees and administrative fees and to assume all expenses of the Fund for the period January 1, 1995 to April 12, 1995. For the period April 13, 1995 to December 31, 1995, Van Eck Associates agreed to assume all expenses exceeding 2.25% of average daily net assets. Van Eck Securities Corporation received $717 for the year ended December 31, 1995 from commissions earned on sales of Class A shares after deducting $3,792 allowed to other dealers. Certain of the officers and Trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation. As of December 31, 1995 Van Eck Associates Corporation owned 100% of the outstanding shares of beneficial interest of the Fund's Class C shares.

NOTE 3 -- Purchases of investments other than short-term obligations aggregated $807,585 for the year ended December 31, 1995. For federal income tax purposes the cost of investments owned at December 31, 1995 was $745,068. At December 31, 1995, net unrealized depreciation for federal income tax purposes aggregated $40,152 of which $35,128 related to appreciated investments and $75,280 related to depreciated investments. At December 31, 1995, the Fund had $383,113 of capital loss carryforwards available to offset future capital gains, expiring December 31, 2003.

NOTE 4 -- Pursuant to a Rule 12b-1 Plan of Distribution (the "Plan"), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and service shareholder accounts and payments to Van Eck Securities Corporation ("VESC"), the distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to .50% of average daily net assets for Class A shares and 1.00% of average daily net assets for Class C shares (the "Annual Limitations"). For Class C shares, the Fund will pay to the selling broker at the time of sale 1% of the amount of the purchase. Such advanced fees will be expensed by the Fund over the course of the first twelve months from the time of purchase from 12b-1 fees. Should the payments to the brokers made by the Fund exceed, on an annual basis, 1% of average daily net assets, VESC will reimburse any excess. Shareholders redeeming within one year of purchase will be subject to a 1% redemption charge which will be retained by the Fund. After the first year, the 1% 12b-1 fee will be paid to VESC which will retain a portion of the fee for distribution services and pay the remainder to brokers.
Distribution expenses incurred under the Plan that have not been paid because they exceed the Annual Limitation may be carried forward to future years and paid by the Fund within the Annual Limitation. VESC has waived its right to reimbursement of the carried forward amounts incurred for the period August 3, 1994 (commencement of operations) through May 1, 1996 in the event the Plan is terminated, unless the Board of Trustees determines that reimbursement of the carried forward amounts is appropriate. The cumulative excess of distribution expenses incurred over the Annual Limitation at December 31, 1995 was $42,330 for Class A shares and $7,928 for Class C shares.

NOTE 5 -- The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial rules as are American companies, and there may be less government supervision and regulation. Foreign investment may also be subject to foreign taxes, dividend collection fees and settlement delays.

The Fund may concentrate its investments in companies which are significantly involved in the design, construction, development, manufacture, sales, leasing, installation or operation of, or the ownership of property in connection with infrastructure facilities, systems, products, and technologies in various Asian countries. Since the Fund may so concentrate, it may be subject to greater economic, social and political risks and market fluctuations than other more diversified domestic and foreign portfolios.

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Trustees and Shareholders of the Van Eck Funds:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Asia Infrastructure Fund (the "Fund") (one of the series constituting the Van Eck Funds) as of December 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and the period August 3, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Asia Infrastructure Fund series of the Van Eck Funds as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and the period August 3, 1994 (commencement of operations) to December 31, 1994, in conformity with generally accepted accounting principles.



                                                COOPERS & LYBRAND L.L.P.

New York, New York
February 12, 1996

VAN ECK FAMILY OF FUNDS
--------------------------------------------------------------------------------

GLOBAL HARD ASSETS FUND
Seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities". Income is a secondary consideration.


INTERNATIONAL INVESTORS GOLD FUND
Founded in 1955, this Fund is the oldest gold-oriented mutual fund in the U.S. It invests in gold-mining shares globally and seeks long-term capital appreciation, moderate yield and protection against monetary uncertainties.


GOLD/RESOURCES FUND
Seeking a long-term global hedge against inflation and other risks, this Fund invests in gold-mining and natural resources companies outside South Africa.


GOLD OPPORTUNITY FUND
Seeks capital appreciation by investing globally in equity securities of companies engaged in the exploration, development, production and distribution of gold and other precious metals, and through active asset allocation between gold-related assets and cash instruments.


ASIA DYNASTY FUND
This Fund seeks long-term capital appreciation by investing in the equity securities of companies that are expected to benefit from the development and growth of the economies in the Asia Region. AIG Global Investment Corp. serves as sub-investment advisor to this Fund.


ASIA INFRASTRUCTURE FUND
Seeks long-term capital appreciation by investing in the equity securities of infrastructure companies that are expected to benefit from the development and growth of the economies in the Asia Region. AIG Global Investment Corp. serves as sub-investment advisor to this Fund.


GLOBAL BALANCED FUND
This Fund seeks long-term capital appreciation together with current income by investing in stocks, bonds and money market instruments worldwide. Fiduciary International, Inc. serves as sub-investment advisor to this Fund.


GLOBAL INCOME FUND
This Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities.


U.S. GOVERNMENT MONEY FUND
This Fund seeks the highest safety of principal and daily liquidity by investing in U.S. Treasury bills and repurchase agreements collateralized by U.S. Government obligations.

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This report must be accompanied or preceded by a Van Eck Global Funds prospectus which includes more complete information such as charges and expenses and the risks associated with international investing including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. For a free Van Eck Gold and Money Funds prospectus, please call the number listed below. Please read the prospectus before investing.

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Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016
FOR ACCOUNT ASSISTANCE PLEASE CALL (800) 544-4653



                               DECEMBER 31, 1995

                                    VAN ECK

                                      ASIA

                                 INFRASTRUCTURE

                                      FUND

                                     ANNUAL

                                     REPORT



X96-0208-013